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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

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                          Date of Report: June 7, 2004

                                  BAYLAKE CORP.
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             (Exact name of registrant as specified in its charter)

         Wisconsin                     001-16339                 39-1268055
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(State or other jurisdiction           (Commission            (I.R.S. Employer
of incorporation)                      File Number           Identification No.)

217 North Fourth Avenue, Sturgeon Bay, Wisconsin                54235
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(Address of principal executive offices)                      (Zip Code)



               Registrant's telephone number, including area code:
                                 (920) 743-5551

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Item 9.  Regulation FD Disclosure

On June 7, 2004, Baylake Corp. announced the results of its Annual Meeting of Shareholders, which occurred on June 7, 2004. A copy of Baylake Corp.'s press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 7, 2004                                  /s/ Steven D. Jennerjohn
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                                                     Steven D. Jennerjohn
                                                     Chief Financial Officer


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